                                                                   EXHIBIT 10.23

[*] The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

CONFIDENTIAL & PROPRIETARY                               [DTE ENERGY LETTERHEAD]

                                                        DTE Energy Trading, Inc.
                                                          414 S. Main, Suite 200
                                                            Ann Arbor, MI  48104
                                          Tel:  734.887.2000  Fax:  734.887.2104

Date:    July 24, 2003

To:      Commonwealth Energy Corp.
         15901 Red Hill Ave., Suite 100
         Tustin, CA  92780
         Attn:  Dick Paulsen
         Phone:  714.259.2523
         Fax:    714.259.2563

RE: CONFIRMATION OF TRANSACTION WITH COMMONWEALTH ENERGY FOR WHOLESALE ELECTRICITY TO SUPPLY COMMONWEALTH ENERGY'S RETAIL CUSTOMER LOAD IN DETROIT EDISON'S SERVICE TERRITORY

This Confirmation memorializes the oral Transaction agreement between Steve Sheppard of DTE Energy Trading, Inc. ("DTEET") and Dick Paulsen of Commonwealth Energy ("CE") dated July 24, 2003 regarding the Transaction set forth below.

AGREED TO ECONOMIC TERMS

BUYER:                    CE

SELLER:                   DTEET

PRODUCT: Full requirements service product ("FRSP") (as defined below) for CE's retail customers in Detroit Edison's service territory (the "CE Customers"):

                          Energy delivery is measured and billed at the CE Customer meter(s). Energy is to be used only to serve CE Customer load under Detroit Edison's Electric Choice Program.

                          FRSP means firm Energy as measured and delivered to the CE Customer retail meters which shall include load following Energy, load forecasting and scheduling services, applicable

CONFIDENTIAL & PROPRIETARY                               [DTE ENERGY LETTERHEAD]



                          Detroit Edison/International Transmission Company ("ITC") and Midwest Independent System Operator ("MISO") transmission and ancillary services charges, including imbalance charges.

DELIVERY PERIOD:          As defined in Sections 2.2 and 2.3 of the Revised
                          Operating Agreement between Seller and Buyer, effective July 24, 2003 ("Operating Agreement") and with respect to this Transaction:

                             -  Beginning September 1, 2003;

                             -  Up to 24 months from the date the last CE
                                Customer begins taking Energy supplied by CE under the terms of this Transaction

WHOLESALE CONTRACT        As defined in Sections 2.2, 2.3, and 3.1 of the
QUANTITY:                 Operating Agreement and with respect to this
                          Transaction:

                          [Confidential Treatment Requested]*

TRANSMISSION &            Seller will function as CE's Marketer in accordance
SCHEDULING REQUIREMENTS:  with the Marketer Agreement for Electric Choice
                          Program between The Detroit Edison Company and Seller.
                          Seller will schedule point-to-point or network integrated transmission service and schedule ancillary services up to the CE Customer meter(s).

CONTRACT PRICE:           As defined in Sections 2.2 and 3.2 of the Operating
                          Agreement and with respect to this Transaction:

                          [Confidential Treatment Requested]*

DELIVERY POINT:           CE Customer meter(s)

PRODUCT FIRMNESS:         Physical, Firm Energy with Liquidated Damages

SCHEDULING REQUIREMENTS:  Seller will schedule and deliver Energy according to the Wholesale Contract Quantity. Further, Seller will develop its own day-ahead forecast for energy scheduling.

SPECIAL CONDITIONS:       Buyer will function as the AES/Retailer in accordance
                          with the AES/Retailer Agreement for Electric Choice
                          Program between The Detroit Edison Company and Buyer.

                          Buyer will select Optional Retail Access Backup Service when enrolling CE Customers in Detroit Edison's Electric Choice Program.

                          Buyer will transfer to Seller its rights to any congestion hedges

CONFIDENTIAL & PROPRIETARY                               [DTE ENERGY LETTERHEAD]



                          provided through MISO. Such congestion rights include, but are not limited to, Financial Transmission Rights ("FTRs"). Seller will request, procure, and utilize all FTRs to which the Buyer is entitled and Seller elects to receive. Seller shall retain all value, positive or negative, associated with such FTRs.

                          If in any hour of any day during the Delivery Period, the actual CE Customer demand exceeds [Confidential Treatment Requested]*, Buyer will compensate Seller for the excess MW of demand as specified below:

                          [Confidential Treatment Requested]*

                          Buyer is responsible for all expenses, including taxes, after the Delivery Point. Seller is responsible for all expenses, including taxes, before the Delivery Point.

REGULATORY OR RULE        If any of the following occurrences have material
CHANGES:                  adverse economic consequences to Seller or Buyer, then
                          the parties agree to use their best efforts to negotiate in good faith to restore the original economic value of this Transaction: 1) a change in existing rules, regulations, procedures or protocols of the entity governing the transmission of Energy, capacity, scheduling or ancillary services, or 2) a change in the obligations of load serving entities in the Detroit Edison service territory or the Michigan
                          Electric Coordinated Systems ("MECS") (or its successor entity) control area.

SECURITY FOR CE'S         In connection with Energy provided by DTEET under this
PERFORMANCE:              Transaction, CE will grant DTEET a security interest
                          in, and lien on (and right of setoff against), and assignment of, all account receivables relating to the sale of Energy by CE to certain CE Customers (the
                          "Secured Party Accounts Receivable") pursuant to that certain Security Agreement dated July 24, 2002, which is hereby incorporated by reference ("the Security
                          Agreement").

SPECIAL PAYMENT TERMS:    CE will pay DTEET for the Energy pursuant to the terms
                          of that certain Escrow Agreement dated July 24, 2002, which is incorporated by reference (the "Escrow
                          Agreement").

CE'S REPRESENTATION AND   CE represents and warrants that there are no
WARRANTIES:               encumbrances limiting or interfering with DTEET's
                          rights in the Secured Party Accounts Receivable;

                          CE represents and warrants that it will undertake no action to negate or diminish DTEET's interest in the Secured Party

CONFIDENTIAL & PROPRIETARY                               [DTE ENERGY LETTERHEAD]



                          Accounts Receivable and will cooperate fully with DTEET to protect DTEET's interest arising under this Transaction;

                          CE represents and warrants that it has irrevocably instructed each CE Customer receiving the Energy and all other persons or entities paying CE for the Energy, and shall so instruct all future CE Customers receiving the Energy and all other persons or entities at any time paying CE for the Energy, to make payment to the Lockbox (as defined in the Escrow Agreement), and that it will use all commercially reasonable efforts to cause all such persons or entities to agree to make payments to the Lockbox; provided, however, that CE may, subject to the terms and conditions of the Escrow Agreement, Security Agreement, and EEI Master Power Purchase and Sale Agreement, instruct each CE Customer receiving the Energy and all other persons or entities paying CE for the Energy to make payment to a different account upon the termination of this Transaction or the Escrow Agreement); and

                          CE represents and warrants that it will promptly notify DTEET if it is aware that any person or entity instructed to make payment to the Lockbox has refused or failed to make any such payment to the Lockbox, and will as promptly as possible deposit such payments received by CE into the Lockbox.

                          CE represents and warrants that to further protect DTEET's first priority security interest in the Secured Party Accounts Receivable, it acknowledges that DTEET is the customer of Standard Federal Bank with respect to the Lockbox/Escrow Account, and furthermore, that CE agrees that it will not, at any time during the Term of this Transaction, enter into any credit transaction with Standard Federal Bank (because it is the Bank maintaining the Lockbox/Escrow Account).

                          CE represents and warrants that it will only use the Product purchased hereunder to serve its retail customer load under the Detroit Edison Electric Choice Program, and that it will not be resold in the wholesale market.

This Transaction Letter shall be governed by the terms and conditions set forth herein and the EEI Master Power Purchase and Sale Agreement between DTEET and Buyer, effective July 1, 2003 (the "Master Agreement") which is incorporated by reference and made a part hereof. In the event of a conflict between this Transaction Letter and the terms and conditions of the Master Agreement, including, but not limited to, the product definitions in Schedule P of the Master Agreement, this Transaction Letter shall govern.



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CONFIDENTIAL & PROPRIETARY                               [DTE ENERGY LETTERHEAD]



Please execute this Transaction Letter by signing below and returning a copy to Joseph Gallagher, Risk Monitor, by facsimile at 734.887.2056.

If this Transaction Letter is not executed and returned within two (2) Business Days, it shall be deemed correct as sent. Questions should be referred to Joseph Gallagher, of DTEET, at 734.887.2004.

Sincerely,

DTE Energy Trading, Inc.


Approved:


/S/ RANDALL D. BALHORN
------------------------------------
Randall D. Balhorn, President


7/24/03
------------------------------------
Date



ACCEPTED AND AGREED:

Commonwealth Energy Corporation


/S/ DICK PAULSEN
------------------------------------


Dick Paulsen, COO
------------------------------------
Printed Name and Title


7/24/03
------------------------------------
Date



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